Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Agreement”) is entered into as of January 25, 2021, among Cisco Systems, Inc., a California corporation (“Cisco Systems California”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement (as defined below).
WHEREAS, Cisco Systems California, as the Borrower, the Lenders party thereto and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of May 15, 2020 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, Cisco Systems California has informed the Lenders that it intends to take the following actions: (a) form a new wholly-owned subsidiary incorporated in the State of Delaware with the name Cisco Systems (DE), Inc. (“Cisco Systems Delaware”), (b) merge with and into Cisco Systems Delaware with Cisco Systems Delaware being the surviving entity, (c) following the effectiveness of such merger have Cisco Systems Delaware automatically assume all obligations of Cisco Systems California, including all obligations of the Borrower under the Credit Agreement and the other Loan Documents and (d) change the name of Cisco Systems Delaware to Cisco Systems, Inc., a Delaware corporation (collectively such actions referred to herein as the “Delaware Merger”);
WHEREAS, Cisco Systems California has requested that the Lenders consent to the Delaware Merger and agree to such amendments and modifications to the Credit Agreement as is necessary to accommodate the Delaware Merger; and
WHEREAS, the Required Lenders have agreed to consent to the Delaware Merger and the parties hereto have agreed to amend the Credit Agreement in accordance with and subject to the terms and conditions provided for herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Consent. Subject to the other terms and conditions of this Agreement, the Lenders party hereto agree and consent to the consummation of the Delaware Merger notwithstanding Section 7.03 of the Credit Agreement. This consent is a one-time consent and shall not modify or affect the obligations of the Borrower (as such term is amended hereby) to comply fully with the terms of the Credit Agreement, as amended hereby, or any other Loan Document, including, but not limited to, Section 7.03 of the Credit Agreement, for any future periods. This consent is limited solely to the specific consent identified above and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent, the L/C Issuer or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law except as specifically set forth herein.
SECTION 2.    Amendments to Credit Agreement.
(a)A new definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means January 25, 2021.

(b)The definition of Borrower in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Borrower” means (a) prior to the First Amendment Effective Date, the meaning specified in the introductory paragraph hereto and (b) on and after the First Amendment Effective Date, Cisco Systems, Inc., a Delaware corporation.
(c)Section 10.19 of the Credit Agreement is hereby amended in its entirety to read as follows:
10.19    Electronic Execution of Assignments and Certain Other Documents.
This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 3.    Conditions of Effectiveness. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)Receipt by the Administrative Agent of counterparts of this Agreement, executed by Cisco Systems California, the Required Lenders and the Administrative Agent.
(b)Receipt by the Administrative Agent of (i) an executed copy of the Agreement and Plan of Merger between Cisco Systems California and Cisco Systems Delaware which shall be in form and substance substantially the same as the Agreement and Plan of Merger attached to the Cisco 2020 Annual Notice of Meeting of Shareholders and Proxy Statement, (ii) a copy of the certificate of the merger of Cisco Systems California with and into Cisco Systems Delaware certified by the Secretary of State of Delaware to the effect that the Delaware Merger has been consummated and (iii) a copy of the certificate of merger filed with the Secretary of State of California.
(c)Receipt by the Administrative Agent of an executed Assumption, Ratification and Reaffirmation Agreement in the form attached hereto as Exhibit A (the “Assumption Agreement”).
(d)Receipt by the Administrative Agent of (i) copies of the Organization Documents of Cisco Systems Delaware certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization and certified by a Responsible Officer of Cisco Systems Delaware to be true and correct as of the date of this Agreement, (ii) such documents and certificates as necessary to evidence that Cisco Systems Delaware is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the States of Delaware and California and (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each of Cisco Systems California and Cisco Systems Delaware as the Administrative Agent may require evidencing (A) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with, as applicable, this Agreement and the Assumption Agreement, (B) the authorization to consummate the Delaware Merger and (C) the authorization, as applicable, to execute and deliver this Agreement and the Assumption Agreement.
(e)Receipt by the Administrative Agent of favorable opinions of legal counsel addressed to the Administrative Agent on behalf of the Lenders, dated as of the date hereof, and in form and substance reasonably satisfactory to the Administrative Agent.
(f)No Default or Event of Default shall exist and be continuing.
(g)receipt by the Administrative Agent and each Lender, to the extent requested by the Administrative Agent or such Lender, of documentation and other customary information in order to comply with applicable law, including the PATRIOT Act.
(h)to the extent Cisco Systems Delaware qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender, to the extent requested by the Administrative Agent or such Lender, of a Beneficial Ownership Certification in relation to Cisco Systems Delaware.
(i)The Borrower shall have paid all reasonable out of pocket fees, and expenses required to paid in connection with this Agreement or are concurrently being paid.

(j)Receipt by the Lenders of such other documents, instruments, agreements and information as is reasonably requested by the Lenders.
SECTION 4.    Representations and Warranties. The Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (ii) the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement. The Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)it has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(b)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement;
(c)this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;
(d)no Default or Event of Default shall exist or would result from the consummation of the transactions contemplated by this Agreement; and
(e)the execution, delivery and performance by it of this Agreement will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (iii) violate any Law.
SECTION 5.    Costs and Expenses. The Borrower acknowledges and agrees that their payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated).

SECTION 6.    Ratification. Except as specifically amended hereby, the Credit Agreement and each other Loan Document is hereby ratified and confirmed and shall remain in full force and effect according to its terms. All references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by all terms of this Agreement. After giving effect to this Agreement, all references to the Borrower in the Credit Agreement and the other Loan Documents shall be a reference to Cisco Systems, Inc., a Delaware corporation. This Agreement and the other Loan Documents constitute the entire contract among the parties hereto and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Agreement.
SECTION 7.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 8.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 9.    Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 10.    Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, Cisco Systems California, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:	CISCO SYSTEMS, INC.,
a California corporation

	By:	/s/ Evan Sloves
Name: Evan B. Sloves
Title: Vice President and Secretary

Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Liliana Claar
Name: Liliana Claar
Title: Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Director
Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

CITIBANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and L/C Issuer

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ John Kowalczuk
Name: John Kowalczuk
Title: Executive Director
Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:	/s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director
Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory
Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

BNP PARIBAS,
as a Lender

By:	/s/ Barbara Nash
Name: Barbara Nash
Title: Managing Director

By:	/s/ Chief Marbumrung
Name: Chief Marbumrung
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory
Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Nicholas Heslip
Name: Nicholas Heslip
Title: Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement and Consent
Cisco Systems, Inc.

EXHIBIT A

BORROWER ASSUMPTION, RATIFICATION, AND REAFFIRMATION AGREEMENT
This BORROWER ASSUMPTION, RATIFICATION AGREEMENT AND REAFFIRMATION AGREEMENT (this “Agreement”), dated as of January [__], 2021, is entered into by CISCO SYSTEMS, INC., a Delaware corporation (“Cisco Systems Delaware”) for the benefit of BANK OF AMERICA, N.A., in its capacity as the Administrative Agent on behalf of the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
WHEREAS, Cisco Systems, Inc., a California corporation (“Cisco Systems California”), as the Borrower, the Lenders party thereto and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of May 15, 2020 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, Cisco Systems California merged with and into Cisco Systems Delaware (f/k/a Cisco Systems (DE), Inc.) with Cisco Systems Delaware being the surviving entity (the “Delaware Merger”); and

WHEREAS, in connection with the Delaware Merger, Cisco Systems Delaware agreed to assume all obligations of Cisco Systems California, including all of its obligations as the Borrower under the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:
1.Assumption of Loan Document Obligations; Joinder to Loan Documents. Upon consummation of the Delaware Merger, Cisco Systems Delaware hereby absolutely and expressly assumes all of the duties, obligations and liabilities of the Borrower in, to and under each of the Credit Agreement and each other Loan Document to which the Borrower is a party, to the same extent as if Cisco Systems Delaware had executed the Credit Agreement or such other Loan Document, as applicable. Cisco Systems Delaware hereby ratifies, as of the date hereof, and agrees to be bound by, the terms and provisions of the Credit Agreement and each other Loan Document, and hereby accepts all of the Borrower’s rights, interests, duties, obligations and liabilities under the Credit Agreement and each other Loan Document. Without limiting the generality of the foregoing terms of this Section 1, Cisco Systems Delaware hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, Cisco Systems Delaware will be deemed to be (i) a party to the Credit Agreement as the “Borrower” for all purposes of the Credit Agreement, and shall have all of the obligations of the “Borrower” thereunder as if it had executed the Credit Agreement, and (ii) a party to each other Loan Document to which the Borrower is a party in the capacity as, and to the same extent as, the Borrower, and, in each case, it shall have all of the obligations that the Borrower has under each such Loan Document as if it had executed such Loan Document, (b) reaffirms the representations and warranties set forth in the Credit Agreement and each other Loan Document, or any document which has been furnished in connection therewith, (c) agrees to be bound by the affirmative and negative covenants set forth in the Credit Agreement or any other Loan Document, (d) promises to pay all Obligations as further provided in the Credit Agreement and the other Loan Documents, and (e) represents and warrants that, after giving effect to this Agreement and the Delaware Merger, no Default or Event of Default shall have occurred and be continuing.

2.No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of the Loan Documents.
3.Loan Document. The Credit Agreement and the obligations of the Borrower thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
4.Representations and Warranties. Cisco Systems Delaware represents and warrants that: (a) it has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (b) the execution, delivery and performance by Cisco Systems Delaware of this Agreement will not (i) contravene the terms of its Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which it is a party or affecting it or its properties or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject or (iii) violate any Law; (c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, it of this Agreement, other than authorizations, approvals, actions, notices and filings which have been duly obtained; and (d) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.
5.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imagine means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Subject to Section 10.19 of the Credit Agreement, this Agreement may be in the form of an Electronic Record, and may be executed using Electronic Signatures (including facsimile and .pdf), and shall be considered an original and shall have the same legal effect, validity and enforceability as a paper record.
6.Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
7.GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.Submission to Jurisdiction; Waiver of Venue; Waiver of Jury Trial. The submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CISCO SYSTEMS, INC., a Delaware corporation

By:
Name:
Title:
BORROWER ASSUMPTION, RATIFICATION, AND REAFFIRMATION AGREEMENT
CISCO SYSTEMS, INC.

ACKNOWLEDGED AS OF THE DATE HEREOF:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:
BORROWER ASSUMPTION, RATIFICATION, AND REAFFIRMATION AGREEMENT
CISCO SYSTEMS, INC.